                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 9, 2003


                              M.D.C. Holdings, Inc.
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             (Exact name of registrant as specified in its charter)




      Delaware                     1-8951                      84-0622967
  ---------------         ------------------------        -------------------
  (State or other         (Commission file number)         (I.R.S. employer
  jurisdiction of                                         identification no.)
  incorporation)


    3600 South Yosemite Street, Suite 900, Denver, Colorado     80237
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          (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (303) 773-1100
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7. EXHIBITS

Exhibit Number                         Description
--------------                         -----------
Exhibit 99.1               Press Release dated April 9, 2003.


ITEM 9. REGULATION FD DISCLOSURE

         On April 9, 2003, M.D.C. Holdings, Inc. is issuing a press release reporting its 2003 first quarter earnings. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to both Item 9 and Item 12 of Form 8-K.

         Limitation on Incorporation by Reference. The information being furnished shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ----------

                                                M.D.C. HOLDINGS, INC.



Dated: April 9, 2003                            By: /s/ JOSEPH H. FRETZ
                                                    ----------------------------
                                                    Joseph H. Fretz
                                                    Secretary and Corporate
                                                      Counsel

                                INDEX TO EXHIBITS


EXHIBIT NUMBER                  DESCRIPTION
--------------                  -----------
Exhibit 99.1          Press Release dated April 9, 2003.